UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)

300 North Main Street
Moorefield, WV	26836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(304) 530-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     On October 29, 2004, the Board of Directors of Summit Financial Group, Inc. (“Summit”) adopted a Code of Ethics applicable to all directors, executive officers and employees of Summit and its subsidiaries (the “Code of Ethics”).

     Prior to the adoption of the Code of Ethics, the Chief Executive Officer, the Chief Financial Officer and the Director of Accounting (collectively, the “Senior Financial Officers”) were subject to the Summit Financial Group, Inc. Code of Ethics for Senior Financial Officers (the “Financial Code of Ethics”), a copy of which is filed as Exhibit 14 to Summit’s Annual Report on Form 10-K for the year ended December 31, 2003. In addition, the employees of Summit were subject to certain rules relating to conflicts of interest and confidentiality. These rules were set forth in Summit’s Employee Handbook.

     When evaluating its internal reporting procedures in light of the Sarbanes-Oxley Act of 2002, Summit determined that it was in its best interests to integrate the Financial Code of Ethics and the rules relating to conflicts of interest and confidentiality set forth in Summit’s Employee Handbook into a code of ethics applicable to all directors, executive officers and employees of Summit. The Board of Directors of Summit believed that a single code of ethics applicable to all directors, executive officers and employees that clearly outlines Summit’s expectations and the internal reporting of violations was necessary to promote consistency within Summit’s organization.

     The Code of Ethics supersedes the Financial Code of Ethics applicable to Senior Financial Officers. All of the provisions of the Financial Code of Ethics have been integrated into the Code of Ethics in either the main body of the Code of Ethics or in Exhibit A to the Code of Ethics which contains supplemental provisions that are specifically applicable to Senior Financial Officers. The topics that are covered in the Code of Ethics that were not included in the Financial Code of Ethics include:

•	nondisclosure of confidential information

•	specific conflict of interest rules relating to: gifts, fees, legacies, loans and investments, outside employment, directorships and control relationships

     A copy of the Code of Ethics is attached hereto as Exhibit 14. In addition, the Code of Ethics will be posted on Summit’s website which has an address of www.summitfgi.com. Any additional revisions to or waivers from a provision of Summit’s Code of Ethics that applies to its Senior Financial Officers will be posted on Summit’s website.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

14	Summit Financial Group, Inc. Code of Ethics for Directors, Executive Officers and Employees as adopted by the Board of Directors on October 29, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: November 3, 2004	By:	/s/ Robert S. Tissue

Robert S. Tissue Senior Vice President and Chief Financial Officer

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